UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2019

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11353	13-3757370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,

Burlington, North Carolina 27215

(Address of Principal Executive Offices, and Zip Code)

336-229-1127

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Laboratory Corporation of America Holdings (the “Company”) was held on May 9, 2019. As of March 22, 2019, the date of record for determining the Company’s shareholders entitled to vote on the proposals presented at the Annual Meeting, there were 98,678,210 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 87,909,598 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2019. The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.

The Company’s shareholders elected the following persons, who were listed in the Proxy Statement, to the Company’s Board of Directors to hold office for the term expiring at the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. King	75,823,291	4,549,594	144,308	7,392,405
Kerrii B. Anderson	73,669,868	6,743,994	103,331	7,392,405
Jean-Luc Bélingard	74,623,582	5,786,705	106,906	7,392,405
D. Gary Gilliland, M.D., Ph.D.	80,351,781	60,001	105,411	7,392,405
Garheng Kong, M.D., Ph.D.	61,373,105	18,990,689	153,399	7,392,405
Peter M. Neupert	79,038,337	1,369,541	109,315	7,392,405
Richelle P. Parham	79,224,233	1,184,374	108,586	7,392,405
Adam H. Schechter	80,136,929	270,496	109,768	7,392,405
R. Sanders Williams, M.D.	78,395,642	2,008,670	112,881	7,392,405

Proposal 2.

The Company’s shareholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,467,792	5,828,982	220,419	7,392,405

Proposal 3.

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
83,729,465	3,775,901	404,232	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ Sandra van der Vaart
Sandra van der Vaart
Senior Vice President, Global General Counsel and Secretary

Dated: May 13, 2019